                    AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT

         THIS AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT is made as of the 1st day of March, 2001, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such
Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and American Century Investment Services, Inc.
("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS, the Issuers and Distributor are parties to a certain
Distribution Agreement dated March 13, 2000, as amended June 1, 2000 and
November 20, 2000 (the "Distribution Agreement"); and

         WHEREAS, American Century Mutual Funds, Inc. has added a new series,
New Opportunities II Fund; and

         WHEREAS, American Century World Mutual Funds, Inc. has added two new series, European Growth Fund and International Opportunities Fund; and

         WHEREAS, the Heritage Fund, the Emerging Markets Fund and the Small Cap
Value Fund have added a C class of shares; and

         WHEREAS, the parties desire to amend the Distribution Agreement to add the new series and class.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The new series and class are hereby added as parties to the
Distribution Agreement.

         2. Schedules A, B, C, E and F to the Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B,C, E and F attached hereto.

         3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by this Amendment
No. 3.

         4. In the event of a conflict between the terms of this Amendment No. 3 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution
Agreement have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Distribution Agreement.

         5. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.

                                    AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                    By:/*/David C. Tucker
                                         -----------------------------------------------
                                    Name: David C. Tucker
                                    Title:  Senior Vice President

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY PREMIUM RESERVES, INC.
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY TARGET MATURITIES TRUST
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                    By:/*/Charles A. Etherington
                                          ----------------------------------------------
                                    Name: Charles A. Etherington
                                    Title: Vice President

                                                  SCHEDULE A

                          Companies and Funds Covered by this Distribution Agreement

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
    MUNICIPAL FUNDS
>>       California Municipal Money Market Fund                        March 12, 2000
>>       California High-Yield Municipal Fund                          March 12, 2000
>>       California Tax-Free Money Market Fund                         March 12, 2000
>>       California Limited-Term Tax-Free Fund                         March 12, 2000
>>       California Intermediate-Term Tax-Free Fund                    March 12, 2000
>>       California Long-Term Tax-Free Fund                            March 12, 2000
>>       California Insured Tax-Free Fund                              March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Equity Index Fund                                             March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                                      March 12, 2000
>>       Intermediate-Term Treasury Fund                               March 12, 2000
>>       Long-Term Treasury Fund                                       March 12, 2000
>>       Government Agency Money Market Fund                           March 12, 2000
>>       Short-Term Government Fund                                    March 12, 2000
>>       GNMA Fund                                                     March 12, 2000
>>       Inflation-Adjusted Treasury Fund                              March 12, 2000
>>       Capital Preservation Fund                                     March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                       March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                       March 12, 2000

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund                      March 12, 2000
>>       Florida Municipal Money Market Fund                           March 12, 2000
>>       Florida Intermediate-Term Municipal Fund                      March 12, 2000
>>       Tax-Free Money Market Fund                                    March 12, 2000
>>       Intermediate-Term Tax-Free Fund                               March 12, 2000
>>       Long-Term Tax-Free Fund                                       March 12, 2000
>>       Limited-Term Tax-Free Fund                                    March 12, 2000
>>       High-Yield Municipal Fund                                     March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Intermediate-Term Bond Fund                                   March 12, 2000
>>       Limited-Term Bond Fund                                        March 12, 2000
>>       Bond Fund                                                     March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       Giftrust Fund                                                 March 12, 2000
>>       New Opportunities Fund                                        March 12, 2000
>>       High-Yield Fund                                               March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
>>       New Opportunities II Fund                                     May 1, 2001

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                               March 12, 2000
>>       Premium Capital Reserve Fund                                  March 12, 2000
>>       Premium Managed Bond Fund                                     March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            March 12, 2000
>>       Income &Growth Fund                                          March 12, 2000
>>       Global Gold Fund                                              March 12, 2000
>>       Global Natural Resources Fund                                 March 12, 2000
>>       Utilities Fund                                                March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET
    ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                         March 12, 2000
>>       Strategic Allocation: Conservative Fund                       March 12, 2000
>>       Strategic Allocation: Moderate     Fund                       March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                              March 12, 2000
>>       Target 2010 Fund                                              March 12, 2000
>>       Target 2015 Fund                                              March 12, 2000
>>       Target 2020 Fund                                              March 12, 2000
>>       Target 2025 Fund                                              March 12, 2000
>>       Target 2030 Fund                                              December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                             March 12, 2000
>>       VP Balanced Fund                                              March 12, 2000
>>       VP Capital Appreciation Fund                                  March 12, 2000
>>       VP International Fund                                         March 12, 2000
>>       VP Income &Growth Fund                                       March 12, 2000
>>       VP Value Fund                                                 March 12, 2000
>>       VP Equity Index Fund                                          December 1, 2000
>>       VP Growth Fund                                                December 1, 2000
>>       VP Ultra Fund                                                 December 1, 2000
>>       VP Vista Fund                                                 December 1, 2000
>>       VP Global Growth Fund                                         December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                                    December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000
>>       Life Sciences Fund                                            June 1, 2000
>>       Technology Fund                                               June 1, 2000
>>       International Opportunities Fund                              May 1, 2001
>>       European Growth Fund                                          May 1, 2001

                                   SCHEDULE B

                              Investor Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California Municipal Money Market Fund                        March 12, 2000
>>       California High-Yield Municipal Fund                          March 12, 2000
>>       California Tax-Free Money Market Fund                         March 12, 2000
>>       California Limited-Term Tax-Free Fund                         March 12, 2000
>>       California Intermediate-Term Tax-Free Fund                    March 12, 2000
>>       California Long-Term Tax-Free Fund                            March 12, 2000
>>       California Insured Tax-Free Fund                              March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund1                                           March 12, 2000
>>       Real Estate Fund1                                             March 12, 2000
>>       Value Fund1                                                   March 12, 2000
>>       Small Cap Value Fund1                                         March 12, 2000
>>       Equity Index Fund1                                            March 12, 2000
>>       Large Cap Value Fund1                                         March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund1                                     March 12, 2000
>>       Intermediate-Term Treasury Fund1                              March 12, 2000
>>       Long-Term Treasury Fund1                                      March 12, 2000
>>       Government Agency Money Market Fund1                          March 12, 2000
>>       Short-Term Government Fund1                                   March 12, 2000
>>       GNMA Fund1                                                    March 12, 2000
>>       Inflation-Adjusted Treasury Fund1                             March 12, 2000
>>       Capital Preservation Fund                                     March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund1                                      March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund1                                      March 12, 2000

--------
1 Multiple Classes of Shares

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund                      March 12, 2000
>>       Florida Municipal Money Market Fund                           March 12, 2000
>>       Florida Intermediate-Term Municipal Fund                      March 12, 2000
>>       Tax-Free Money Market Fund                                    March 12, 2000
>>       Intermediate-Term Tax-Free Fund                               March 12, 2000
>>       Long-Term Tax-Free Fund                                       March 12, 2000
>>       Limited-Term Tax-Free Fund                                    March 12, 2000
>>       High-Yield Municipal Fund                                     March 12, 2000

>>       AMERICAN CENTURY MUTUAL FUNDS, INC.

>>       Balanced Fund1                                                March 12, 2000
>>       Growth Fund1                                                  March 12, 2000
>>       Heritage Fund1                                                March 12, 2000
>>       Intermediate-Term Bond Fund1                                  March 12, 2000
>>       Limited-Term Bond Fund1                                       March 12, 2000
>>       Bond Fund1                                                    March 12, 2000
>>       Select Fund1                                                  March 12, 2000
>>       Ultra Fund1                                                   March 12, 2000
>>       Vista Fund1                                                   March 12, 2000
>>       Giftrust                                                      March 12, 2000
>>       High-Yield Fund1                                              March 12, 2000
>>       Tax-Managed Value Fund1                                       March 12, 2000
>>       Veedot Fund1                                                  March 12, 2000
>>       Veedot Large-Cap Fund1                                        March 12, 2000
>>       New Opportunities II Fund1                                    May 1, 2001

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                               March 12, 2000
>>       Premium Capital Reserve Fund                                  March 12, 2000
>>       Premium Bond Fund                                             March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund1                                           March 12, 2000
>>       Income &Growth Fund1                                         March 12, 2000
>>       Global Gold Fund1                                             March 12, 2000
>>       Global Natural Resources Fund1                                March 12, 2000
>>       Utilities Fund1                                               March 12, 2000
>>       Small Cap Quantitative Fund1                                  March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund1                        March 12, 2000
>>       Strategic Allocation: Conservative Fund1                      March 12, 2000
>>       Strategic Allocation: Moderate Fund1                          March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund1                                             March 12, 2000
>>       Target 2010 Fund1                                             March 12, 2000
>>       Target 2015 Fund1                                             March 12, 2000
>>       Target 2020 Fund1                                             March 12, 2000
>>       Target 2025 Fund1                                             March 12, 2000
>>       Target 2030 Fund1                                             December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                             March 12, 2000
>>       VP Balanced Fund                                              March 12, 2000
>>       VP Capital Appreciation Fund                                  March 12, 2000
>>       VP International Fund                                         March 12, 2000
>>       VP Income &Growth Fund                                       March 12, 2000
>>       VP Value Fund                                                 March 12, 2000
>>       VP Equity Index Fund                                          December 1, 2000
>>       VP Growth Fund                                                December 1, 2000
>>       VP Ultra Fund                                                 December 1, 2000
>>       VP Vista Fund                                                 December 1, 2000
>>       VP Global Growth Fund                                         December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                                    December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund1                                        March 12, 2000
>>       International Growth Fund1                                    March 12, 2000
>>       International Discovery Fund1                                 March 12, 2000
>>       Global Growth Fund1                                           March 12, 2000
>>       Life Sciences1                                                June 1, 2000
>>       Technology Fund1                                              June 1, 2000
>>       International Opportunities Fund1                             May 1, 2001
>>       European Growth Fund1                                         May 1, 2001

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Equity Index Fund                                             March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
>>       New Opportunities II Fund                                     May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

>>       Equity Growth Fund                                            March 12, 2000
>>       Income &Growth Fund                                          March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

>>       Strategic Allocation: Aggressive Fund                         June 1, 2000
>>       Strategic Allocation: Conservative Fund                       June 1, 2000
>>       Strategic Allocation: Moderate Fund                           June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000
>>       Life Sciences Fund                                            June 1, 2000
>>       Technology Fund                                               June 1, 2000
>>       International Opportunities Fund                              May 1, 2001
>>       European Growth Fund                                          May 1, 2001

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                                      March 12, 2000
>>       Intermediate-Term Treasury Fund                               March 12, 2000
>>       Long-Term Treasury Fund                                       March 12, 2000
>>       Government Agency Money Market Fund                           March 12, 2000
>>       Short-Term Government Fund                                    March 12, 2000
>>       GNMA Fund                                                     March 12, 2000
>>       Inflation-Adjusted Treasury Fund                              March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                       March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Intermediate-Term Bond Fund                                   March 12, 2000
>>       Limited-Term Bond Fund                                        March 12, 2000
>>       Bond Fund                                                     March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       High-Yield Fund                                               March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            March 12, 2000
>>       Income &Growth Fund                                          March 12, 2000
>>       Global Gold Fund                                              March 12, 2000
>>       Global Natural Resources Fund                                 March 12, 2000
>>       Utilities Fund                                                March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                         March 12, 2000
>>       Strategic Allocation: Conservative Fund                       March 12, 2000
>>       Strategic Allocation: Moderate Fund                           March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                              March 12, 2000
>>       Target 2010 Fund                                              March 12, 2000
>>       Target 2015 Fund                                              March 12, 2000
>>       Target 2020 Fund                                              March 12, 2000
>>       Target 2025 Fund                                              March 12, 2000
>>       Target 2030 Fund                                              December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000
>>       Life Sciences Fund                                            June 1, 2000
>>       Technology Fund                                               June 1, 2000
>>       European Growth Fund                                          May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                       March 12, 2000

                                   SCHEDULE F

                                  C Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                          May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            May 1, 2001
>>       Value Fund                                                    May 1, 2001
>>       Small Cap Value Fund                                          May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       GNMA Fund                                                     May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                       May 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                                     May 1, 2001

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                                   May 1, 2001
>>       Ultra Fund                                                    May 1, 2001
>>       Vista Fund                                                    May 1, 2001
>>       High-Yield Fund                                               May 1, 2001
>>       Heritage Fund                                                 May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            May 1, 2001
>>       Income &Growth Fund                                          May 1, 2001

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund                        May 1, 2001
>>       Strategic Allocation:  Moderate Fund                          May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2030 Fund                                              May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                     May 1, 2001
>>       Global Growth Fund                                            May 1, 2001
>>       Life Sciences                                                 May 1, 2001
>>       Technology Fund                                               May 1, 2001
>>       Emerging Markets Fund                                         May 1, 2001
>>       European Growth Fund                                          May 1, 2001